Exhibit 99.2
SERVICE AGREEMENT
THIS AGREEMENT (the “Agreement”) is made and entered into this 16th day of November, 2006, by and between ELITE FINANCIAL COMMUNICATIONS GROUP, LLC, located at 605 Crescent Executive Court, Suite 124, Lake Mary, Florida 32746, (hereinafter referred to as “ELITE”) and INFERX CORPORATION, located at 1600 International Drive, Suite 110, McLean, VA 22102, (hereinafter referred to as the “Company”).
WITNESSETH:
For and consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
1) ENGAGEMENT
Company hereby hires and engages ELITE as an independent contractor, and ELITE does hereby accept its position as an independent contractor to the Company upon the terms and conditions hereinafter set forth.
2) TERM
The term of this Agreement shall be for twelve (12) months. However the Company shall retain the right to terminate this Agreement following the first 90 consecutive days of representation by ELITE. Said desire to terminate must be submitted in writing to ELITE by the Company no less than 30 days prior to the desired termination date.
3) DUTIES AND OBLIGATIONS OF ELITE
a)	Create and implement a results-driven media campaign that remains focused on elevating the level of general industry and media awareness and interest in the Company.

b)	Position the Company as a leader in the data analytics industry with emphasis on the Company’s technology expertise in advanced predictive data analytics.

c)	Endeavor to secure media coverage in local, regional and national press.

d)	Position senior members of the Company’s management team as thought leaders and industry experts in predictive data analytics.

e)	Help position the Company’s financial communications platform to prepare for transition to fully reporting, public company.

f)	Create an effective timing strategy for releasing announcements.

g)	Create and maintain media contact list: constantly maintain an updated list of the Company’s local, industry and financial publications, portals, etc.

h)	ELITE will prepare a monthly list of targeted (applicable) industry conferences for review and consideration.

i)	ELITE will prepare a monthly list of targeted white paper opportunities for review and consideration.

j)	ELITE will prep proposed media pitches that drive key message points.

k)	ELITE will endeavor to have select senior members of the Company’s management team invited to two professional speaking panels a quarter: (financially related, industry related, governmental, technology, etc.).

l)	Each business day, ELITE will provide the Company with a daily “News & Views” report providing electronic links to online news clippings referencing items/topics of interest to the Company. These will be indexed as follows: News About You, General Industry Trends, Competitive Landscape, International Marketplace and Potential Sales/Marketing Opportunities.

m)	Conduct an evaluation of the Company’s web site and provide recommendations for improvement, as it may relate to disclosure of information relevant to shareholders and prospective investors. In addition, ELITE will provide the Company with recommendations on complying with prevailing corporate governance guidelines set forth by the SEC and in accordance with Sarbanes-Oxley and Regulation FD rules and regulations.

n)	ELITE will supply the Company with a comprehensive manual on Regulation FD providing for an easy-to-understand primer on the associated rules. In addition, ELITE will conduct informal (or formal, if desired) training sessions with members of the Company’s management team to confirm understanding of the rules.

o)	ELITE will provide the Company with ongoing SEC Updates when relevant new rules that may impact the Company are approved and announced by the SEC.

p)	If requested, ELITE is pleased to provide on-site “Regulation FD” training sessions with senior management and support staff operating in potentially sensitive positions.

q)	If requested, ELITE is pleased to provide comprehensive support, services and analysis related to the Company’s compliance with the rules and regulations set forth by the Sarbanes-Oxley Act. Moreover, ELITE can and will provide concentrated evaluation and recommendation for compliance with Section 404 of the Act.

r)	Utilizing different mediums, ELITE will provide a detailed competitive analysis of the Company’s peers. This tool will further help enhance value positioning with select media targets. (Need to compare – financials, technology, industry targets, market expansion and customer list).

s)	When available and when necessary, third party reviews/testimonies will be utilized and positioned to appropriate media.

t)	ALL OF THE FOREGOING ELITE-PREPARED DOCUMENTATION CONCERNING THE COMPANY, INCLUDING, BUT NOT LIMITED TO, INFORMATIONAL WRITE-UPS, NEWS ANNOUNCEMENTS, ET AL, SHALL BE PREPARED BY ELITE USING MATERIALS SUPPLIED TO IT BY THE COMPANY AND SHALL BE APPROVED BY THE COMPANY PRIOR TO DISSEMINATION BY ELITE.
4) ELITE’S COMPENSATION
a)	$4,000 cash, payable per month with the first payment of $4,000 due immediately following execution of this Agreement and subsequent monthly payments due and payable at the end of each month of representation. The Company agrees to make all monthly payments on the applicable due date and in no event beyond five (5) days past the due date. For every five (5) days past the applicable payment due date, the Company shall be assessed a late fee equal to 1% of the outstanding amount until the payment is received by ELITE.
5) ELITE’S EXPENSES AND COSTS
Company shall pay all reasonable costs and expenses incurred by ELITE, its directors, officers, employees and agents, in carrying out its duties and obligations pursuant to the provisions of this Agreement, excluding ELITE’s general and administrative expenses and costs, but including and not limited to the following costs and expenses; provided all costs and expense items in excess of $1.00 (One Dollar) must be approved by the Company in writing prior to ELITE’s incurrence of the same:
a)	Seminars, expositions, money and investment conferences.

b)	Radio and television time and print media advertising costs, when/if applicable.

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c)	Subcontract fees and costs incurred in preparation of independent third party research reports, when/if applicable.

d)	Cost of on-site due diligence meetings, if applicable.

e)	Printing and publication costs of brochures and marketing materials, which are not supplied by the Company.

f)	Corporate web site development costs.

g)	Printing and publication costs of Company annual reports, quarterly reports, and/or other shareholder communication collateral material, which is not supplied by the Company.
6) COMPANY’S DUTIES AND OBLIGATIONS
Company shall have the following duties and obligations under this Agreement:
a)	Cooperate fully and timely with ELITE so as to enable ELITE to perform its obligations under this Agreement.

b)	Within ten (10) days of the date of execution of this Agreement to deliver to ELITE a complete due diligence package on the Company, including any filings with the U.S. Securities and Exchange Commission within the last twelve months; the last six (6) months of press announcements on the Company; and all other relevant materials including but not limited to, corporate reports, brochures, customer testimonials, white papers, third party media coverage, etc.

c)	The Company will act diligently and promptly in reviewing materials submitted to it from time to time by ELITE and inform ELITE of any inaccuracies contained therein prior to the dissemination of such materials.

d)	Promptly give written notice to ELITE of any change in the Company’s financial condition or in the nature of its business or operations which had or might have an adverse material effect on its operations, assets, properties or prospects of its business.

e)	Promptly pay all Company pre-approved costs and expenses incurred by ELITE under the provisions of this Agreement when presented with invoices for the same by ELITE.

f)	Give full disclosure of all material facts concerning the Company to ELITE and update such information on a timely basis.

g)	Promptly pay the compensation due ELITE under the provisions of this Agreement, and as defined in Section 4 and Sections 5 and 6 (if and when applicable) herein.
7) NONDISCLOSURE
Except as may be required by law, the Company, its officers, directors, employees, agents and affiliates shall not disclose the contents and provisions of this Agreement to any individual or entity without ELITE’s expressed written consent subject to disclosing same further to Company counsel, accountants and other persons performing investment banking, financial, or related functions for the Company.
8) COMPANY’S DEFAULT
In the event of any default in the payment of ELITE’s compensation to be paid to it pursuant to this Agreement, or any other charges or expenses on the Company’s part to be paid or met, or any part or installment thereof, at the time and in the manner herein prescribed for the payment thereof and as when the same becomes due and payable, and such default shall continue for five (5) days after ELITE’s written notice thereof is received by Company; in the event of any default in the performance of any of the other covenants, conditions, restrictions, agreements, or other provisions herein contained on the part of the Company to be performed, kept, complied with or abided by, and such default shall continue for five (5) days after ELITE has given Company written notice thereof, or if a petition in bankruptcy is filed by the Company, or if the Company is adjudicated bankrupt, or if the Company shall compromise all its debts or assign over all its assets for the payment thereof, of if a receiver shall be appointed for the Company’s property, then upon the happening of any of such events, ELITE shall have the right, at its option, forthwith or thereafter to accelerate all compensation, costs and expenses due or coming due hereunder and to recover the same from the Company by suit or otherwise and further, to terminate this Agreement.

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The Company covenants and agrees to pay all reasonable attorney fees, paralegal fees, costs and expenses due of ELITE, including court costs, (including such attorney fees, paralegal fees, costs and expenses incurred on appeal) if ELITE employs an attorney to collect the aforesaid amounts or to enforce other rights of ELITE provided for in this Agreement in the event of any default as set forth above and ELITE prevails in such litigation.
9) COMPANY’S REPRESENTATIONS AND WARRANTIES
The Company represents and warrants to ELITE for the purpose of inducing ELITE to enter into and consummate this Agreement as follows:
a)	The Company has the power and authority to execute, deliver and perform under this Agreement.

b)	The execution and delivery by the Company of this Agreement have been duly and validly authorized by all requisite action by the Company. No license, consent or approval of any form is required for the Company’s execution and delivery of this Agreement.

c)	No representation or warranty by the Company in this Agreement and no information in any statement, certificate, exhibit, schedule or other document furnished, or to be furnished by the Company to ELITE pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact which the Company has not disclosed to ELITE, in writing, or in SEC filings or news announcements, which materially adversely affects, nor, so far as the Company can now reasonably foresee, may adversely affect the business, operations, prospects, properties, assets, profits or condition (financial or otherwise) of the Company. IN NO EVENT WILL THE COMPANY BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES NOR FOR ANY CLAIM AGAINST ELITE BY ANY PERSON OR ENTITY ARISING FROM OR IN ANY WAY RELATED TO THIS AGREEMENT,
10) ELITE’S DEFAULT
In the event of any default in the performance by ELITE pursuant to this Agreement, at the sole discretion of the Company, and such default shall continue for five (5) days after the company’s written notice thereof is received by ELITE; in the event of any default in the performance of any of the other covenants, conditions, restrictions, agreements, or other provisions herein contained on the part of ELITE to be performed, kept, complied with or abided by, and such default shall continue for five (5) days after Company has given ELITE written notice thereof, or if a petition in bankruptcy is filed by the ELITE, or if ELITE is adjudicated bankrupt, or if ELITE shall compromise all its debts or assign over all its assets for the payment thereof, of if a receiver shall be appointed for ELITE’s property, then upon the happening of any of such events, the Company shall have the right, at its option, forthwith or thereafter to get back all of its money from ELITE by suit or otherwise and further, to terminate this Agreement. ELITE covenants and agrees to pay all reasonable attorney fees, paralegal fees, costs and expenses due of the Company, including court costs, (including such attorney fees, paralegal fees, costs and expenses incurred on appeal) if the Company employs an attorney to collect the aforesaid amounts or to enforce other rights of the Company provided for in this Agreement in the event of any default as set forth above and the Company prevails in such litigation.

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11) LIMITATION OF ELITE LIABILITY
If ELITE fails to perform its services hereunder, its entire liability to the Company shall not exceed the lessor of (a) the amount of cash compensation ELITE has received from the Company under Section 4 of this Agreement or (b) the actual damage to the Company as a result of such non-performance. IN NO EVENT WILL ELITE BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES NOR FOR ANY CLAIM AGAINST THE COMPANY BY ANY PERSON OR ENTITY ARISING FROM OR IN ANY WAY RELATED TO THIS AGREEMENT, UNLESS SUCH DAMAGES RESULT FROM THE USE, BY ELITE, OF INFORMATION NOT AUTHORIZED BY THE COMPANY.
12) CONFIDENTIALITY
The Company proposes to disclose certain of its confidential and proprietary information (the “Confidential Information”) to ELITE. Confidential Information shall include all data, materials, products, technology, computer programs, specifications, manuals, business plans, software, marketing plans, business plans, financial information, and other information disclosed or submitted, orally, in writing, or by any other media, to ELITE by the Company. ELITE agrees that the Confidential Information is to be considered confidential and proprietary to the Company and ELITE shall hold the same in confidence, shall not use the Confidential Information other than for the purposes of its business with the Company, and shall disclose it only to its officers, directors, or employees with a specific need to know. ELITE will not disclose, publish or otherwise reveal any of the Confidential Information received from the Company to any other party whatsoever except with the specific prior written authorization of the Company.
13) MISCELLANEOUS
a)	Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties hereto at their addresses first above written. Either party may change his or its address for the purpose of this paragraph by written notice similarly given.

b)	Entire Agreement. This Agreement represents the entire agreement between the Parties in relation to its subject matter and supercedes and voids all prior agreements between such Parties relating to such subject matter.

c)	Amendment of Agreement. This Agreement may be altered or amended, in whole or in part, only in writing signed by both Parties.

d)	Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature, unless such shall be signed by the person making such waiver and/or which so provides by its terms.

e)	Captions. The captions appearing in this Agreement are inserted as a matter of convenience and for reference and in no way affect this Agreement, define, limit or describe its scope or any of its provisions.

f)	Situs. This Agreement shall be governed by and construed in accordance with the laws of the State of Virginia. Venue shall be located in McLean, Virginia.

g)	Benefits. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their heirs, personal representatives, successors and assigns.

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h)	Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

i)	Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration. Arbitration proceedings shall be conducted in accordance with the rules then prevailing of the American Arbitration Association or any successor. The award of the Arbitration shall be binding on the Parties. Judgment may be entered upon an arbitration award or in a court of competent jurisdiction and confirmed by such court. Venue for arbitration proceedings shall be located in McLean, Virginia. The costs of arbitration, reasonable attorney’s fees of the Parties, together with all other expenses, shall be paid as provided in the Arbitration award.

j)	Currency. In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.

k)	Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.
IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year as follows:
CONFIRMED AND AGREED ON THIS 16th DAY OF November, 2006.

ELITE FINANCIAL COMMUNICATIONS GROUP, LLC

By:
	ELITE Officer	Witness

	Print Name	Print Name
CONFIRMED AND AGREED ON THIS 16th DAY OF November, 2006

INFERX CORPORATION

By:
	Duly Authorized	Witness

	Print Name	Print Name

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